UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2011

CLEANTECH TRANSIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52653	98-0505768
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5440 West Sahara Suite 205, Las Vegas NV 89146
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:  (702) 448-1543

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 7.01 FD Disclosure

(a)	The Company issued a press release on June 20, 2011, a copy of which is attached hereto as an exhibit.
(b)
The information contained in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99(i)*	June 20, 2011 Press Release

__________
*filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANTECH TRANSIT, INC.

June 20, 2011	/s/ Kenneth Bosket
Kenneth Bosket, President